VALIC COMPANY I

Large Cap Core Fund

Supplement to the Summary Prospectus dated October 1, 2011

At a meeting held on October 24-25, 2011, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of Wells Capital Management Incorporated (“Wells Capital”) as the sub-adviser to the Large Cap Core Fund (“Large Cap Core”) and approved the appointment of Columbia Management Investment Advisers, LLC (“Columbia”) as the sub-adviser to Large Cap Core. At the meeting, the Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Columbia (the “Sub-Advisory Agreement”) to specifically include Large Cap Core.

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of Large Cap Core. The effective date of the Sub-advisory Agreement will be on or about November 14, 2011 (the “Effective Date”). The following changes will take place upon the Effective Date:

The “Principal Investment Strategies of the Fund” in the Fund Summary is modified by deleting the first sentence in the third paragraph referencing convertible bonds, including junk bonds and convertible preferred stock.

The “Principal Risks of Investing in the Fund” in the Fund Summary is modified by deleting Convertible Securities Risk and Interest Rate Risk and adding Growth Style Risk and Value Style Risk as described below.

Growth Style Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Value Style Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Sub-adviser’s future value assessment of that security, or may decline. There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

The “Performance Information” section of the Fund Summary is modified to reflect that effective November 14, 2011 the Fund will transition its benchmark from the S&P 500 Index to the Russell 1000 Index because management believes the Russell 1000 Index better reflects the investment style of the new sub-adviser, Columbia.

Average Annual Total Returns (For the period ended December 31, 2010)

	1 Year	5 Years	Since Inception (12/05/2005)
Fund	16.74%	6.79%	5.41%
S&P 500® Index	15.06%	2.29%	2.01%
Russell 1000 Index	16.10%	2.59%	2.32%

The “Investment Adviser” section of the Fund Summary is amended to delete Wells Capital as a sub-adviser of the Fund, to reflect the addition of “Columbia Management Investment Advisers, LLC” as the sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Guy Pope	2011	Portfolio Manager

Date: October 26, 2011